EXHIBIT 99.1
Contacts:
Thad Trent
EVP Finance & Administration and CFO
(408) 943-2925

Ann Minooka
Vice President, Corporate Communications
(408) 456-1962
For Immediate Release
Cypress Reports Third Quarter 2019 Results and Provides Update on Regulatory Approvals

SAN JOSE, Calif., October 24, 2019—Cypress Semiconductor Corporation (NASDAQ: CY), today announced its third quarter 2019 results with the following highlights:

•	$574.5 million in revenue, up 7.9% sequentially, and down 8.8% year-over-year after adjusting for the divestiture of our NAND business, which was completed on April 1, 2019

•	GAAP and Non-GAAP gross margins were 37.7% and 46.9%, respectively

•	GAAP and Non-GAAP operating margins were 7.9% and 21.8%, respectively

•	GAAP and Non-GAAP diluted EPS were $0.03 and $0.30, respectively

"Cypress had a solid third quarter with strong demand in our MCD division, where revenue was up 16% sequentially driven by IoT growth, particularly in our wireless, USB-C, and PSoC product families," said Hassane El-Khoury, Cypress’ president and chief executive officer. "Our Cypress 3.0 strategy remains on track as we deliver consistently strong operating margins, even in a soft market environment."

On October 16, 2019, the European Commission cleared the proposed acquisition of Cypress by Infineon Technologies AG ("Infineon") without any conditions. The proposed transaction previously received antitrust clearances in the Philippines and South Korea. As announced on June 3, 2019, Infineon and Cypress have entered into an agreement and plan of merger providing for Infineon to acquire Cypress for $23.85 per share in cash, corresponding to an enterprise value of approximately $10 billion. The combination of our highly-complementary product portfolios opens up great potential in the high-growth areas of automotive and IoT. Due to the pending transaction, Cypress will not hold an earnings conference call and has suspended the practice of providing forward-looking guidance.

Revenue and earnings for the quarter are shown below with comparable periods:
(In thousands, except percentages and per-share data)

	GAAP			Non-GAAP[1]
	Q3 2019	Q2 2019	Q3 2018	Q3 2019	Q2 2019	Q3 2018
Revenue	$574,521	$532,221	$673,035	$574,521	$532,221	$673,035
Gross margin	37.7%	37.3%	38.6%	46.9%	47.0%	47.0%
Operating margin	7.9%	2.5%	11.2%	21.8%	20.4%	24.7%
Net income (loss)	$12,683	$(12,729)	$50,695	$115,794	$97,241	$152,725
Diluted EPS	$0.03	$(0.03)	$0.14	$0.30	$0.25	$0.40

Year-to-date revenue and earnings are shown below with comparable periods:
(In thousands, except percentages and per-share data)

	GAAP		Non-GAAP[1]
	Nine Months Ended		Nine Months Ended
	Q3 2019	Q3 2018	Q3 2019	Q3 2018
Revenue	$1,645,746	$1,879,366	$1,645,746	$1,879,366
Gross margin	37.5%	37.6%	47.1%	46.4%
Operating margin	5.5%	8.6%	21.1%	22.3%
Net income	$19,668	$87,478	$315,138	$377,984
Diluted EPS	$0.05	$0.23	$0.82	$1.01

1. See the "Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures" tables ("Non-GAAP Reconciliation Tables") included below.

REVENUE SUMMARY
(In thousands, except percentages)
(Unaudited)

	Three Months Ended
Business Unit¹	September 29, 2019	June 30, 2019	September 30, 2018	Sequential Change	Year-over-year Change
MCD	$410,748	$354,225	$413,413	16.0%	(0.6)%
MPD[2]	163,773	177,996	259,622	(8.0)%	(36.9)%
Total	$574,521	$532,221	$673,035	7.9%	(14.6)%

	Three Months Ended
End Use	September 29, 2019	June 30, 2019	September 30, 2018
IoT	42.6%	37.5%	37.4%
Automotive	36.5%	38.0%	31.0%
Legacy	20.9%	24.5%	31.6%
Total	100%	100%	100%

1.
The Microcontroller and Connectivity Division ("MCD") includes microcontroller, wireless connectivity and USB products and the Memory Products Division ("MPD") includes RAM, Flash and AgigA Tech products.

2.	MPD revenue for the three months ended September 29, 2019 and June 30, 2019 reflect divestment of our NAND business to a newly formed joint venture, which was completed on April 1, 2019.

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ABOUT CYPRESS

Cypress is a leader in advanced embedded solutions for the world’s most innovative automotive, industrial, smart home appliances, consumer electronics and medical products. Cypress’ microcontrollers, analog ICs, wireless and USB-based connectivity solutions and reliable, high-performance memories help engineers design differentiated products and get them to market first. Cypress is committed to providing customers with the best support and development resources on the planet enabling them to disrupt markets by creating new product categories. To learn more, go to www.cypress.com.

NON-GAAP FINANCIAL MEASURES
To supplement its condensed consolidated unaudited financial results presented in accordance with GAAP, Cypress uses the non-GAAP financial measures listed below, which are adjusted from the most directly comparable GAAP financial measures to exclude certain items, as described in more detail below.

•	Non-GAAP gross profit;

•	Non-GAAP gross margin;

•	Non-GAAP cost of revenues;

•	Non-GAAP interest and other expense, net;

•	Non-GAAP research and development expenses;

•	Non-GAAP selling, general and administrative expenses;

•	Adjusted EBITDA;

•	Non-GAAP income tax provision (benefit);

•	Non-GAAP pre-tax profit;

•	Non-GAAP pre-tax profit margin;

•	Non-GAAP operating income;

•	Non-GAAP operating margin;

•	Non-GAAP net income;

•	Non-GAAP diluted earnings per share; and

•	Free cash flow.

Management believes that these non-GAAP financial measures reflect an additional and useful way of viewing aspects of the Company's operations which, when viewed in conjunction with Cypress' GAAP results, provide a more comprehensive understanding of the various factors and trends affecting the Company's business and operations.

The Company presents non-GAAP financial measures because management uses these measures to analyze and assess the Company's financial results and to manage the business.

There are limitations in using non-GAAP financial measures, including those discussed below. Moreover, the Company’s non-GAAP measures may be calculated differently than the non-GAAP financial measures used by other companies. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures. The non-GAAP financial measures supplement and should be viewed in conjunction with GAAP financial measures.

As presented in the Non-GAAP Reconciliation Tables in this press release, each of the non-GAAP financial measures (other than free cash flow) excludes one or more of the following items:

Acquisition-related charges: Acquisition-related charges are not factored into management's evaluation of Cypress' long-term performance after the completion of acquisitions. However, a limitation of non-GAAP measures that exclude acquisition-related charges is that these charges may represent payments that reduce the cash available to the Company for other purposes. Acquisition-related expenses primarily include:

•	Amortization of purchased intangibles, including purchased technology, patents, customer relationships, trademarks, backlog and non-compete agreements;

•	Amortization of step-up in value of inventory recorded as part of purchase price accounting; and

•
One-time charges associated with the completion of an acquisition including items such as contract termination costs, severance and other acquisition-related restructuring costs; costs incurred in connection with integration activities; and legal and accounting costs.

Stock-based compensation expense: Stock-based compensation expense relates primarily to employee stock options, restricted stock units, performance stock units and the employee stock purchase plan. Stock-based compensation expense is a non-cash expense that is affected by changes in market factors including the price of Cypress’ common shares, which are not within the control of management. In addition, the valuation of stock-based compensation is subjective, and the expense recognized by Cypress may be significantly different than the expense recognized by other companies for similar equity awards, which makes it difficult to assess Cypress’ results compared to its competitors. Accordingly, management excludes this item from its internal operating forecasts and models. However, a limitation of non-GAAP measures that exclude stock-based compensation expense is that they do not reflect the full costs of compensating employees.

Other adjustments: Other items are excluded from non-GAAP financial measures because management does not consider them to be related to the core operating activities and ongoing operating performance of Cypress. Excluding these items, which can vary significantly from quarter to quarter, allows management to better compare Cypress’ period-over-period performance. However, limitations of non-GAAP measures that exclude these items include that these adjustments are often subjective and such non-GAAP measures may not be comparable to similarly titled non-GAAP financial measures used by other companies. Other adjustments primarily include:

•	Costs incurred in connection with the proposed merger,

•	Impairments of equity-method investments,

•	Changes in value of deferred compensation plan assets and liabilities,

•	Investment-related gains or losses, including equity method investments,

•	Restructuring and related costs,

•	Loss on extinguishment of debt,

•	Amortization of debt issuance costs, discounts and imputed interest related to the equity component of convertible debt,

•	Asset impairments,

•	Tax effects of non-GAAP adjustments,

•
Income tax adjustment related to the use of the net operating loss, non-cash impact of not asserting indefinite reinvestment on earnings of our foreign subsidiaries, deferred tax expense not affecting taxes payable (i.e. release of valuation allowance), and non-cash expense (benefit) related to uncertain tax positions,

•	Certain other expenses and benefits, and

•	Diluted weighted average shares non-GAAP adjustment - for purposes of calculating non-GAAP diluted earnings per share, the GAAP diluted weighted average shares outstanding is adjusted to include the impact of non-GAAP adjustments on the number of diluted shares underlying stock-based compensation awards and the impact of the capped call transactions related to the convertible notes.

Adjusted EBITDA: Adjusted EBITDA is calculated by adjusting net income (loss) attributable to Cypress to exclude (without duplication): interest expense, income tax provision, depreciation, amortization, equity in net loss of equity method investees, and the non-GAAP adjustments described above (acquisition related charges, stock-based compensation expense, and other adjustments). Adjusted EBITDA may be useful to management, investors and other users of our financial information because the exclusion of certain gains, losses, and expenses facilitates comparisons of Cypress' operating performance on a period to period basis. Adjusted EBITDA should not be considered as a measure of discretionary cash available to invest in the growth of the business. In addition, adjusted EBITDA should not be considered as a substitute for, or superior to net income attributable to Cypress, operating income, or diluted earnings per share, or other financial measures prepared in accordance with GAAP.

Free Cash Flow: Free cash flow is calculated as net cash provided by (used in) operating activities, less acquisition of property, plant and equipment, net (i.e., acquisition of property, plant and equipment less proceeds received from disposition of property, plant and equipment). We consider free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by business operations, after deducting our net payments for acquisitions and dispositions of property and equipment, which cash can then be used for strategic opportunities or other business purposes including, among others, investing in the Company's business, repurchasing stock, making strategic acquisitions, repayment of debt, and strengthening the balance sheet. A limitation of free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. Management compensates for this limitation by also relying on the net increase in cash and cash equivalents and restricted cash as presented in the Company’s condensed consolidated statements of cash flows prepared in accordance with GAAP which incorporates all cash movements during the period.

FORWARD-LOOKING STATEMENTS

Statements in this press release that are not historical facts and that refer to Cypress or its subsidiaries’ plans and expectations for the future are forward-looking statements as such term is used in the Private Securities Litigation Reform Act of 1995. We may use words such as "may," "will," "should," "plan," "anticipate," "believe," "expect," "future," "intend," "estimate," "predict," "potential," "continue" or similar expressions to identify forward-looking statements. Our forward-looking statements are based on the expectations, beliefs, and intentions of, and the information available to, our executive management on the date of this press release. Forward-looking statements involve risks and uncertainties, and readers are cautioned not to place undue reliance on forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger (the "Merger Agreement") dated June 3, 2019, by and among Infineon Technologies AG, a stock corporation (Aktiengesellschaft) organized under the laws of the Federal Republic of Germany ("Infineon"), IFX Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Infineon ("Merger Sub") and the Company, pursuant to which Merger Sub will merge with and into the Company (the "Merger"), with the Company continuing as the surviving corporation in the Merger and as a wholly owned subsidiary of Infineon; the inability to complete the Merger due to the failure to satisfy conditions to completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the Merger; risks related to disruption of management’s attention from our ongoing business operations due to the Merger; the effect of the announcement of the Merger on our relationships with our customers, operating results and business generally; the risk that certain approvals or consents will not be received in a timely manner or that the Merger will not be completed in a timely manner; the impact of the Merger on our ability to retain key employees; the outcome of any legal proceedings related to the Merger; potential tariffs and other disruptions in the international trade and investment environment; global economic and market conditions; our ability to execute on our Cypress 3.0 strategy and our margin improvement plan; risks related to paying down our indebtedness and meeting the covenants in our debt agreements; our efforts to retain and expand our customer base; business conditions and growth trends in the semiconductor market; competition; volatility in supply and demand for our products, including but not limited to the impact of seasonality on supply and demand; our ability to develop, introduce and sell new products and technologies; potential problems relating to our manufacturing activities; reliance on distributors, resellers, third-party manufacturers, and others; risks related to changing relationships with distributors; risks related to our "take or pay" agreements with certain vendors; the risk of defects, errors, or security vulnerabilities in our products; the impact of acquisitions; risks related to our joint venture for NAND flash memory products; the possibility of impairment charges; our ability to attract and retain key personnel; the unpredictability and expense of legal proceedings; and other risks and uncertainties described in the "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations," and "Quantitative and Qualitative Disclosures about Market Risk" sections in our most recent Annual Report on Form 10-K filing and in our subsequent quarterly filings with the U.S. Securities and Exchange Commission (the "SEC") which are available on our investor relations website at http://investors.cypress.com/financial-information/sec-filings. We assume no responsibility to update our forward-looking statements.

Cypress, the Cypress logo and PSoC are registered trademarks of Cypress Semiconductor Corporation. All other trademarks are property of their owners.

CYPRESS SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	September 29, 2019	December 30, 2018

ASSETS
Cash and cash equivalents	$343,027	$285,720
Accounts receivable, net	389,896	324,274
Inventories	327,392	292,093
Assets held for sale	—	13,510
Property, plant and equipment, net	262,955	282,986
Goodwill and other intangible assets, net	1,708,676	1,864,340
Other assets	628,045	630,292
Total assets	$3,659,991	$3,693,215
LIABILITIES AND EQUITY
Accounts payable	$181,704	$210,715
Income tax liabilities	55,228	53,469
Revenue reserves, deferred margin and other liabilities	503,801	430,814
Current portion of long-term debt	63,518	6,943
Revolving credit facility and long-term debt	756,853	874,235
Total liabilities	1,561,104	1,576,176
Total Cypress stockholders' equity	2,098,887	2,115,734
Non-controlling interest	—	1,305
Total equity	2,098,887	2,117,039
Total liabilities and equity	$3,659,991	$3,693,215

CYPRESS SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
ON A GAAP BASIS
(In thousands, except per-share data)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 29, 2019	June 30, 2019	September 30, 2018	September 29, 2019	September 30, 2018
Revenues	$574,521	$532,221	$673,035	$1,645,746	$1,879,366
Cost of revenue	358,080	333,463	413,320	1,028,138	1,173,121
Gross profit	216,441	198,758	259,715	617,608	706,245
Research and development	89,253	93,639	91,691	271,498	281,617
Selling, general and administrative	81,963	91,633	92,943	255,583	262,940
Total operating expenses	171,216	185,272	184,634	527,081	544,557
Operating income	45,225	13,486	75,081	90,527	161,688
Interest and other expense, net	(14,922)	(12,003)	(15,059)	(36,168)	(47,356)
Income before income taxes, share in gain/loss, net and impairment of equity method investees and non-controlling interest	30,303	1,483	60,022	54,359	114,332
Income tax (provision) benefit	(16,247)	18,189	(5,618)	2,672	(15,829)
Share in gain/loss, net and impairment of equity method investees	(1,383)	(32,405)	(3,657)	(37,378)	(10,873)
Net income (loss)	12,673	(12,733)	50,747	19,653	87,630
Net loss (income) attributable to non-controlling interest	10	4	(52)	15	(152)
Net income (loss) attributable to Cypress	$12,683	$(12,729)	$50,695	$19,668	$87,478
Net income (loss) per share attributable to Cypress:
Basic	$0.03	$(0.03)	$0.14	$0.05	$0.24
Diluted	$0.03	$(0.03)	$0.14	$0.05	$0.23
Cash dividend declared per share	$0.11	$0.11	$0.11	$0.33	$0.33
Shares used in net income (loss) per share calculation:
Basic	369,241	365,600	361,631	366,444	358,560
Diluted	388,243	365,600	374,266	381,633	373,064

CYPRESS SEMICONDUCTOR CORPORATION
RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES
(In thousands, except percentages and per-share data)
(Unaudited)

Table A: GAAP to non-GAAP reconciling items: Three Months Ended Q3 2019
	Cost of revenues	Research and development	Selling, general and administrative	Interest and other expense, net
GAAP [i]	$358,080	$89,253	$81,963	$(16,305)
[1] Stock-based compensation	5,907	7,708	11,276	—
[2] Changes in value of deferred compensation plan	(6)	(38)	(37)	237
[3] Gain on sale of NAND business to joint venture	—	—	—	(1,887)
[4] Share in gain/loss, net of equity method investees	—	—	—	1,383
[5] Imputed interest on convertible debt, equity component amortization on convertible debt and others	—	—	—	3,101
[6] Amortization of debt issuance costs	—	—	—	626
[7] Loss on extinguishment of debt	—	—	—	6,402
[8] Amortization of acquisition-related intangible assets and other	47,084	—	4,310	—
[9] Restructuring charges	(68)	291	169	—
[10] Merger-related expenses	—	—	3,043	—
[11] Other income and expenses	—	280	381	(631)
Non - GAAP [ii]	$305,163	$81,012	$62,821	$(7,074)
Impact of reconciling items [ii - i]	$(52,917)	$(8,241)	$(19,142)	$9,231

Table B: GAAP to non-GAAP reconciling items: Three Months Ended Q2 2019
	Cost of revenues	Research and development	Selling, general and administrative	Interest and other expense, net
GAAP [i]	$333,463	$93,639	$91,633	$(44,408)
[1] Stock-based compensation	2,817	12,304	15,359	—
[2] Changes in value of deferred compensation plan	130	632	627	(1,145)
[3] Share in gain/loss, net and impairment of equity method investees[1]	—	—	—	32,405
[4] Imputed interest on convertible debt, equity component amortization on convertible debt and others	—	—	—	3,276
[5] Amortization of debt issuance costs	—	—	—	929
[6] Amortization of acquisition-related intangible assets and other	47,293	—	4,304	—
[7] Restructuring charges	1,018	1,362	641	—
[8] Merger-related expenses	—	—	8,409	—
[9] Other income and expenses	—	—	32	(103)
Non - GAAP [ii]	$282,205	$79,341	$62,261	$(9,046)
Impact of reconciling items [ii - i]	$(51,258)	$(14,298)	$(29,372)	$35,362
1. Includes a $29.5 million impairment charge recorded for the investment in Deca Technologies, Inc.

Table C: GAAP to non-GAAP reconciling items: Three Months Ended Q3 2018
	Cost of revenues	Research and development	Selling, general and administrative	Interest and other expense, net
GAAP [i]	$413,320	$91,691	$92,943	$(18,716)
[1] Stock-based compensation	5,120	8,206	10,869	—
[2] Changes in value of deferred compensation plan	136	667	768	(1,108)
[3] Share in gain/ loss, net of equity method investee	—	—	—	3,657
[4] Imputed interest on convertible debt, equity component amortization on convertible debt and others	—	—	—	6,782
[5] Amortization of acquisition-related intangible assets and other	51,565	—	4,310	—
[6] Acquisition costs	—	—	119	—
[7] Restructuring charges	(340)	516	9,815	—
[8] Litigation settlement and other	—	—	(605)	(1,286)
Non - GAAP [ii]	$356,839	$82,302	$67,667	$(10,671)
Impact of reconciling items [ii - i]	$(56,481)	$(9,389)	$(25,276)	$8,045

Table D: GAAP to non-GAAP reconciling items: Nine Months Ended Q3 2019
	Cost of revenues	Research and development	Selling, general and administrative	Interest and other expense, net
GAAP [i]	$1,028,138	$271,498	$255,583	$(73,546)
[1] Stock-based compensation	11,408	26,692	37,666	—
[2] Changes in value of deferred compensation plan	594	2,798	2,849	(5,242)
[3] Loss (gain) from sale of NAND business to joint venture	2,017	—	1,515	(1,887)
[4] Share in gain/loss, net and impairment of equity method investees[1]	—	—	—	37,378
[5] Imputed interest on convertible debt, equity component amortization on convertible debt and others	—	—	—	9,745
[6] Amortization of debt issuance costs	—	—	—	2,484
[7] Loss on extinguishment of debt	—	—	—	6,402
[8] Amortization of acquisition-related intangible assets and other	142,594	—	12,924	—
[9] Restructuring charges and other	901	1,653	908	—
[10] Merger-related expenses	—	—	11,452	—
[11] Other income and expenses	—	338	861	(432)
Non - GAAP [ii]	$870,624	$240,017	$187,408	$(25,098)
Impact of reconciling items [ii - i]	$(157,514)	$(31,481)	$(68,175)	$48,448
1. Includes a $29.5 million impairment charge recorded for the investment in Deca Technologies, Inc.

Table E: GAAP to non-GAAP reconciling items: Nine Months Ended Q3 2018
	Cost of revenues	Research and development	Selling, general and administrative	Interest and other expense, net
GAAP [i]	$1,173,121	$281,617	$262,940	$(58,229)
[1] Stock-based compensation	12,689	28,720	35,152	—
[2] Changes in value of deferred compensation plan	299	1,406	1,690	(2,497)
[3] Equity in gain/loss, net of equity method investee	—	—	—	10,873
[4] Imputed interest on convertible debt, equity component amortization on convertible debt and others	—	—	—	14,628
[5] Loss on extinguishment of Spansion convertible notes and debt issuance cost write off due to refinancing	—	—	—	3,258
[6] Amortization of debt issuance costs	—	—	—	1,073
[7] Amortization of acquisition-related intangible assets and others	150,441	—	13,815	—
[8] Gain on sale of cost method investment	—	—	(1,521)	—
[9] Acquisition costs	—	—	119	—
[10] Restructuring charges and other	3,136	841	11,347	—
[11] Litigation settlement and other	—	—	(605)	(1,270)
Non - GAAP [ii]	$1,006,556	$250,650	$202,943	$(32,164)
Impact of reconciling items [ii - i]	$(166,565)	$(30,967)	$(59,997)	$26,065

Table F: Non-GAAP gross profit	Three Months Ended			Nine Months Ended
	Q3'19	Q2'19	Q3'18	Q3'19	Q3'18
GAAP gross profit	$216,441	$198,758	$259,715	$617,608	$706,245
Impact of reconciling items on cost of revenues (see Table A, B, C, D and E)	52,917	51,258	56,481	157,514	166,565
Non-GAAP gross profit	$269,358	$250,016	$316,196	$775,122	$872,810
GAAP gross margin (GAAP gross profit/revenue)	37.7%	37.3%	38.6%	37.5%	37.6%
Non-GAAP gross margin (Non-GAAP gross profit/revenue)	46.9%	47.0%	47.0%	47.1%	46.4%

Table G: Non-GAAP operating income	Three Months Ended			Nine Months Ended
	Q3'19	Q2'19	Q3'18	Q3'19	Q3'18
GAAP operating income [i]	$45,225	$13,486	$75,081	$90,527	$161,688
Impact of reconciling items on cost of revenues (see Table A, B, C, D and E)	52,917	51,258	56,481	157,514	166,565
Impact of reconciling items on R&D (see Table A, B, C, D and E)	8,241	14,298	9,389	31,481	30,967
Impact of reconciling items on SG&A (see Table A, B, C, D and E)	19,142	29,372	25,276	68,175	59,997
Non-GAAP operating income [ii]	$125,525	$108,414	$166,227	$347,697	$419,217
Impact of reconciling items on operating income [ii - i]	$80,300	$94,928	$91,146	$257,170	$257,529
GAAP operating margin (GAAP operating income / revenue)	7.9%	2.5%	11.2%	5.5%	8.6%
Non-GAAP operating margin (Non-GAAP operating income / revenue)	21.8%	20.4%	24.7%	21.1%	22.3%

Table H: Non-GAAP pre-tax profit	Three Months Ended			Nine Months Ended
	Q3'19	Q2'19	Q3'18	Q3'19	Q3'18
GAAP income before income taxes and non-controlling interest ("Pre-tax income")	$30,303	$1,483	$60,022	$54,359	$114,332
Share in gain/loss, net and impairment of equity method investees[1]	(1,383)	(32,405)	(3,657)	(37,378)	(10,873)
Impact of reconciling items on operating income (see Table G)	80,300	94,928	91,146	257,170	257,529
Impact of reconciling items on interest and other expense, net (see Table A, B, C, D and E)	9,231	35,362	8,045	48,448	26,065
Non-GAAP pre-tax profit	$118,451	$99,368	$155,556	$322,599	$387,053
GAAP pre-tax profit margin (GAAP pre-tax income/revenue)	5.3%	0.3%	8.9%	3.3%	6.1%
Non-GAAP pre-tax profit margin (Non-GAAP pre-tax profit/revenue)	20.6%	18.7%	23.1%	19.6%	20.6%
1. The three months ended Q2'19 and the nine months ended Q3'19 include a $29.5 million impairment charge recorded for the investment in Deca Technologies, Inc.

Table I: Non-GAAP income tax expense	Three Months Ended			Nine Months Ended
	Q3'19	Q2'19	Q3'18	Q3'19	Q3'18
GAAP income tax provision [i]	$16,247	$(18,189)	$5,618	$(2,672)	$15,829
[1] Tax impact of non-GAAP adjustments* relating to:
[a] Stock-based compensation	5,227	6,401	5,081	15,911	16,078
[b] Changes in value of deferred compensation plan	32	51	97	209	189
[c] Share in gain/loss, net and impairment of equity method investees	290	6,805	768	7,849	2,283
[d] Imputed interest on convertible debt, equity component amortization on convertible debt and others	651	688	1,424	2,046	3,072
[e] Amortization of debt issuance costs	131	195	—	521	225
[f] Amortization of acquisition-related intangible assets and other	10,793	10,835	11,734	32,659	34,494
[g] Restructuring charges and other	82	620	2,098	723	3,218
[h] Other (income) and expenses	6	—	—	165	—
[i] Loss on extinguishment of debt	1,344	—	—	1,344	684
[j] (Gain) loss on sale of NAND business to joint venture	(396)	—	—	346	—
[k] Gain on sale of cost method investment	—	—	—	—	(319)
[2] Merger-related expenses	639	1,766	—	2,405	—
[3] Uncertain tax positions	(6,675)	2,621	(2,159)	(3,757)	(4,870)
[4] Valuation allowance release, utilization of NOL including excess tax benefits, and other items**	(25,704)	(9,662)	(21,882)	(50,273)	(61,966)
Non-GAAP income tax expense [ii]*	$2,667	$2,131	$2,779	$7,476	$8,917
Impact of reconciling items on income tax provision [i - ii]	13,580	(20,320)	2,839	(10,148)	6,912

*Tax impact of Non-GAAP adjustments is calculated by using the federal statutory rate of 21%.

** Other items include but are not limited to deferred tax expense not affecting income tax payable.

Table J: Non-GAAP net income
	Three Months Ended			Nine Months Ended
	Q3'19	Q2'19	Q3'18	Q3'19	Q3'18
GAAP net income (loss) attributable to Cypress	$12,683	$(12,729)	$50,695	$19,668	$87,478
Impact of reconciling items on operating income (see Table G)	80,300	94,928	91,146	257,170	257,529
Impact of reconciling items on interest and other expense, net (see Table A, B, C, D and E)	9,231	35,362	8,045	48,448	26,065
Impact of reconciling items on income tax provision (see Table I)	13,580	(20,320)	2,839	(10,148)	6,912
Non-GAAP net income	$115,794	$97,241	$152,725	$315,138	$377,984

Table K: Weighted-average shares, diluted
	Three Months Ended
	Q3'19		Q2'19		Q3'18
	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
Weighted-average common shares outstanding, basic	369,241	369,241	365,600	365,600	361,631	361,631
Effect of dilutive securities:
Stock options, unvested restricted stock units and other	7,862	11,704	—	13,937	7,096	12,468
Convertible notes	11,140	9,480	—	5,187	5,539	3,234
Weighted-average common shares outstanding, diluted	388,243	390,425	365,600	384,724	374,266	377,333

Table L: Weighted-average shares, diluted
	Nine Months Ended
	Q3'19		Q3'18
	GAAP	Non-GAAP	GAAP	Non-GAAP
Weighted-average common shares outstanding, basic	366,444	366,444	358,560	358,560
Effect of dilutive securities:
Stock options, unvested restricted stock and other	7,567	12,325	8,378	13,557
Convertible notes	7,622	5,573	6,126	3,852
Weighted-average common shares outstanding, diluted	381,633	384,342	373,064	375,969

Table M: Earnings per share
	Three Months Ended
	Q3'19		Q2'19		Q3'18
	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
Net income (loss) (see Table J) [i]	$12,683	$115,794	$(12,729)	$97,241	$50,695	$152,725
Weighted-average common shares outstanding, diluted (see Table K) [ii]	388,243	390,425	365,600	384,724	374,266	377,333
Earnings (loss) per share - diluted [i/ii]	$0.03	$0.30	$(0.03)	$0.25	$0.14	$0.40

Table N: Earnings per share
	Nine Months Ended
	Q3'19		Q3'18
	GAAP	Non-GAAP	GAAP	Non-GAAP
Net income (see Table J) [i]	$19,668	$315,138	$87,478	$377,984
Weighted-average common shares outstanding, diluted (see Table L) [ii]	381,633	384,342	373,064	375,969
Earnings per share - diluted [i/ii]	$0.05	$0.82	$0.23	$1.01

Table O: Adjusted EBITDA
	Three Months Ended			Nine Months Ended
	Q3'19	Q2'19	Q3'18	Q3'19	Q3'18
GAAP net income (loss) attributable to Cypress	$12,683	$(12,729)	$50,695	$19,668	$87,478
Interest and other expense, net	(14,922)	(12,003)	(15,059)	(36,168)	(47,356)
Income tax (provision) benefit	(16,247)	18,189	(5,618)	2,672	(15,829)
Share in gain/loss, net and impairment of equity method investees[1]	(1,383)	(32,405)	(3,657)	(37,378)	(10,873)
Net loss (income) attributable to non-controlling interest	10	4	(52)	15	(152)
GAAP operating income	$45,225	$13,486	$75,081	$90,527	$161,688
Impact of reconciling items on operating income (see Table G)	80,300	94,928	91,146	257,170	257,529
Non-GAAP operating income	$125,525	$108,414	$166,227	$347,697	$419,217
Depreciation	19,060	19,394	16,393	57,966	49,772
Adjusted EBITDA	$144,585	$127,808	$182,620	$405,663	$468,989
1. The three months ended Q2'19 and the nine months ended Q3'19 include a $29.5 million impairment charge recorded for the investment in Deca Technologies, Inc.

Table P: Free cash flow	Three Months Ended			Nine Months Ended
	Q3'19	Q2'19	Q3'18	Q3'19	Q3'18
GAAP net cash provided by operating activities	$64,497	$118,923	$187,073	$244,668	$329,485
Acquisition of property, plant and equipment, net	(10,599)	(7,490)	(15,448)	(28,623)	(58,061)
Free cash flow	$53,898	$111,433	$171,625	$216,045	$271,424

CYPRESS SEMICONDUCTOR CORPORATION
SUPPLEMENTAL FINANCIAL DATA
(In thousands, except per-share and ratio data)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 29, 2019	June 30, 2019	September 30, 2018	September 29, 2019	September 30, 2018
Selected Cash Flow Data (Preliminary):
Net cash provided by operating activities	$64,497	$118,923	$187,073	$244,668	$329,485
Net cash used in investing activities	$(2,056)	$(6,821)	$(22,316)	$(13,253)	$(43,700)
Net cash used in financing activities	$(91,594)	$(25,041)	$(72,730)	$(174,108)	$(232,634)
Other Supplemental Data (Preliminary):
Capital expenditures, net	$10,599	$7,490	$15,448	$28,623	$58,061
Depreciation	$19,060	$19,394	$16,393	$57,966	$49,772
Payment of dividend	$40,289	$40,134	$39,447	$120,171	$117,592
Dividend paid per share	$0.11	$0.11	$0.11	$0.33	$0.33
Total debt (principal amount)	$856,102	$908,339	$936,518	$856,102	$936,518
Leverage ratio¹	0.90	0.88	1.20	0.90	1.20
Cash Income Tax	$2,667	$2,131	$2,779	$7,476	$8,917

1.	Total debt (principal amount) less cash / Last 12 months Adjusted EBITDA

.